Exhibit 10.7

VR HOLDINGS, INC.

PROMISSORY NOTE

Chester, Maryland

Issue Date:  May 23, 2012

$50,000.00

FOR VALUE RECEIVED, the undersigned, VR Holdings, Inc., a Delaware corporation, its successors and assigns (“VRH”), hereby promises to pay to the order of Structured Financial Service, LLC, a Michigan limited liability company, with a principal business address of 900 South Wilmington Street, Raleigh, NC 27601 or registered assigns (the “Holder”), the sum of Fifty Thousand and 00/100 Dollars ($50,000.00), together with interest thereon, in lawful money of the United States, in accordance with the terms hereof.

1.

Interest.  The principal amount outstanding from time to time under this Note shall accrue interest at a rate of 10% per annum from the date hereof until paid (not compounded).

In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by VRH or inadvertently received by the Holder or other holder hereof, then such excess sum shall be credited as a payment of principal, unless VRH shall notify the Holder or other holder in writing that VRH elects to have such excess sum returned to it forthwith.  It is the express intent hereof that VRH not pay and the Holder or other holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by VRH under applicable law.

2.

Payment.  Principal and interest shall be paid as follows:

(a)

Interest shall be payable quarterly on the August 23, 2013, November 23, 2012, February 23, 2013 and May 23, 2013.

(b)

Principal shall be paid as follows.  Within five (5) days of VRH’s receipt of proceeds from the sale of its common stock through subscription agreements, VRH shall pay Holder ten percent (10%) of the net proceeds received by VRH from the sale of its common stock.  The term “net proceeds” shall mean the gross proceeds received by VRH from the sale of its common stock, less any commissions paid by VRH in connection with the sale of such common stock.  Any principal outstanding as of the maturity date shall be paid in full on the maturity date.

Payments of the principal of and interest on this Note will be made to the Holder at the address specified above or to such other address as the Holder may designate in writing to VRH in United States dollars.

3.

Maturity.  The outstanding principal and interest due on this Note shall be due and payable in full on May 23, 2013 (the “Maturity Date”).

4.

Prepayment.  This Note may be prepaid, in whole or in part, at any time and from time to time without penalty or premium.  Any such prepayments shall be applied first to the payment of any costs of collection that may be due hereunder, then to the payment of accrued interest, and the balance shall be applied to principal.

5.

Events of Default and Acceleration.  Any part or all of the amount due to the Holder hereunder, at the option of the Holder shall become immediately due and payable without notice or demand (which are expressly waived by VRH) upon the occurrence of any of the following events of default:

(a)

any default in the payment of (1) the principal amount hereunder when due, or (2) interest on this Note, as and when the same shall become due and payable (whether on the Maturity Date or by acceleration or otherwise) that is not corrected within 3 business days; or

(b)

VRH shall fail to observe or perform any other material covenant or agreement contained in this Note, which failure is not cured, if possible to cure, within 30 days after receipt of notice thereof; or

(c)

any merger, consolidation, reorganization or conversion of VRH, without the prior written consent of the Agent; or

(d)

VRH shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (iv) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors’ rights generally, (v) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (vi) issue a notice of bankruptcy or winding down of its operations or issue a press release regarding same, or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

(e)

a proceeding or case shall be commenced in respect of VRH, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets in connection with the liquidation or dissolution of VRH or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against VRH or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to VRH and shall continue undismissed, or unstayed and in effect for a period of sixty (60) days.

6.

Remedies.  The remedies of Holder, or other holder, as provided herein and in any instruments granting security for this Note, shall be cumulative and concurrent and may be pursued singly, successively or together, at the sole discretion of Holder, or other holder, and may be exercised as often as occasion therefor shall occur.  No act, delay or omission by Holder or other holder in exercising any right hereunder shall be deemed a waiver of such right or any other remedy unless such waiver is in writing and signed by Holder or other holder and, then, only to the extent specifically set forth in writing.  A waiver on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.  The acceptance by Holder or other holder of any payment hereunder which is less than payment in full of all amounts due and payable hereunder on the date of such payment shall not constitute a waiver by Holder or other holder of its right to exercise the foregoing option at that time or at any subsequent time or nullify any prior exercise of said option.

If this Note is not paid when due, regardless of how such maturity may be brought about, or is collected or attempted to be collected by the initiation or prosecution of any suit, or any probate or bankruptcy court proceeding or by any other judicial proceeding, or is placed in the hands of an attorney for collection, then VRH shall pay in addition to all other amounts owing hereunder, all court costs and reasonable attorney’s fees incurred by the holder in connection therewith.

7.

Waiver and Consent.  VRH and all sureties, endorsers and guarantors of this Note hereby waive presentment for payment, notice of nonpayment, protest, notice of protest and all other notices, filing of suit and diligence in collecting the amounts due under this Note and agree that the holder shall not be required first to initiate any suit or exhaust its remedies against the undersigned or any other person or parties in order to enforce payment of this Note, and consent to any extension, rearrangement, renewal or postponement of the time for payment of this Note, and to any other indulgence with respect thereto without notice, consent or consideration to any of them.  VRH further expressly consents to the release of any party liable for the obligation secured by this Note, the release of any security which may have been or may be given for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the undersigned and any endorsers hereof, and without any notice the Holder or other holder hereof may take security herefor, or alone, or together with any present or future owner or owners of any security given or to be given for this Note, may from time to time extend, renew, or otherwise modify the date or dates or amount or amounts of payment above recited; or, the Holder or other holder hereof may, from time to time, release any part or parts of any property and interest covered by any instruments creating such security interest, with or without consideration, and that in any such case each maker, co-maker, endorser, surety and guarantor shall continue liable to pay the unpaid balance of the indebtedness evidenced hereby as so additionally secured, extended, renewed or modified, and notwithstanding any such release.

8.

Governing Law; Consent to Jurisdiction.  This Note shall be governed by and construed in accordance with the laws of the State of Michigan.  Any legal action, suit or proceeding arising out of or relating to this Agreement may be instituted in any federal or state court in the State of North Carolina and VRH and the Holder irrevocably submit to the jurisdiction of such court.

9.

Miscellaneous Provisions.  This Note shall be binding on the successors and assigns of VRH and inure to the benefit of the Holder, its successors, endorsees and assigns.  If any terms or provisions of this Note are deemed invalid, the validity of all other terms and provisions hereof shall in no way be affected thereby.  This Note may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

IN WITNESS WHEREOF, VRH has caused this Note to be signed in its name by its authorized officer as of the date written above.

VR HOLDINGS, INC.

By:

Its:

SCHEDULE I

NOTE CONVERSION FORM

To be signed only upon conversion of the Note.

The undersigned, the holder of the within Note, hereby irrevocably elects to convert [$________ of] such Note for, and to purchase thereby, __________ Units of _________ and exchanges the within Note in payment thereof and requests that such Units be issued and delivered to, ___________________________________________, the address for which is set forth below the signature of the undersigned.

Dated: ______________________

__________________________________________

(Signature)

__________________________________________

__________________________________________

__________________________________________

(Address)

__________________________________________

(Taxpayer ID Number)